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                                                                   Exhibit 23.01



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-95268, 333-07313, 333-07315, 333-22717,
333-66457, 333-66429, and 333-66455) of Brooks Automation, Inc. of our report dated November 19, 1998 appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.





PricewaterhouseCoopers LLP

Boston, Massachusetts
December 29, 1998